Defined Benefit Pension Plans	12 Months Ended
Jul. 02, 2011
Defined Benefit Pension Plans
Defined Benefit Pension Plans

Note 16 Defined Benefit Pension Plans

The corporation sponsors a number of U.S. and foreign pension plans to provide retirement benefits to certain employees. The benefits provided under these plans are based primarily on years of service and compensation levels.

Measurement Date and Assumptions A fiscal year end measurement date is utilized to value plan assets and obligations for all of the corporation's defined benefit pension plans. Prior to 2009 the corporation had utilized a measurement date of March 31.

The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations of continuing operations were as follows:

	2011	2010	2009
U.S. Plans
Net periodic benefit cost
Discount rate	5.4%	6.5%	6.7%
Long-term rate of return on plan assets	7.3	7.6	7.5
Rate of compensation increase	NA	3.5	3.8
Plan obligations
Discount rate	5.6%	5.4%	6.5%
Rate of compensation increase	NA	NA	3.5
International Plans
Net periodic benefit cost
Discount rate	5.2%	6.4%	6.1%
Long-term rate of return on plan assets	6.7	6.6	6.7
Rate of compensation increase	3.3	3.3	3.3
Plan obligations
Discount rate	5.6%	5.2%	6.4%
Rate of compensation increase	3.1	3.3	3.3

The discount rate is determined by utilizing a yield curve based on high-quality fixed-income investments that have a AA bond rating to discount the expected future benefit payments to plan participants. Compensation increase assumptions are based upon historical experience and anticipated future management actions. Compensation changes for participants in the U.S. plans no longer have an impact on the benefit cost or plan obligations as the participants in the U.S. salaried plan will no longer accrue additional benefits. In determining the long-term rate of return on plan assets, the corporation assumes that the historical long-term compound growth rates of equity and fixed-income securities and other plan investments will predict the future returns of similar investments in the plan portfolio. Investment management and other fees paid out of plan assets are factored into the determination of asset return assumptions.

Net Periodic Benefit Cost and Funded Status The components of the net periodic benefit cost for continuing operations were as follows:

In millions	2011	2010	2009
U.S. Plans
Components of defined benefit net periodic benefit cost
Service cost	$7	$17	$21
Interest cost	73	74	69
Expected return on assets	(80)	(65)	(66)
Amortization of prior service cost	1	(2)	–
Net actuarial loss	12	33	(1)
Net periodic benefit cost	$13	$57	$23
International Plans
Components of defined benefit net periodic benefit cost
Service cost	$32	$31	$30
Interest cost	161	166	166
Expected return on assets	(198)	(176)	(180)
Amortization of prior service cost	5	7	8
Net actuarial loss	23	14	12
Net periodic benefit cost	$23	$42	$36

In the fourth quarter of 2011, certain modifications to the corporation's defined benefit plan in the Netherlands were approved. The modifications included changes to the method of benefit indexation and employee contribution and salary participation levels. The plan amendments resulted in a $24 million reduction in the projected benefit obligation with a corresponding offset to the unamortized prior service cost balance in Accumulated Other Comprehensive Income. The corporation also expects to make an additional € 60 million contribution to this plan in 2012 related to the agreed upon plan modifications.

In 2011, the corporation recognized a curtailment loss of $5 million associated with the fresh bakery businesses as a result of the expected decline in expected years of future service associated with the planned disposition of this business. This amount is being reported as part of the results of discontinued operations. See Note 5 – "Discontinued Operations" for additional information.

In March 2010, the corporation announced changes to its U.S. defined benefit pension plans for salaried employees whereby participants would no longer accrue benefits under these plans. All future retirement benefits will be provided through a defined contribution plan. The benefit plan changes resulted in the elimination of any expected years of future service associated with these plans. As a result, a pretax curtailment gain of $25 million was recognized, of which $20 million impacted continuing operations and $5 million impacted discontinued operations. The curtailment gain resulted from the recognition of $3 million of previously unamortized net prior service credits associated with these benefit plans as well as a $22 million reduction in the projected benefit obligation associated with one of the plans.

In 2010, the corporation also recognized a curtailment loss of $10 million associated with its household and body care businesses as a result of the expected decline in expected years of future service. This amount is being reported as part of the results of discontinued operations. See Note 5 – "Discontinued Operations" for additional information. The corporation also recognized a settlement loss of $2 million in 2009.

The net periodic benefit cost associated with the North American fresh bakery operations are recognized in discontinued operations as the buyer is expected to assume all of the pension liabilities associated with those businesses.

Although the results of the household and body care businesses are classified as discontinued operations, the corporation has retained a significant portion of the pension and postretirement medical obligations related to these businesses. However, the corporation will no longer incur service cost for the participants in these plans after these businesses are sold and this cost component is being recognized in discontinued operations, while the remainder of the net periodic benefit cost associated with these businesses is recognized in continuing operations.

The net periodic benefit cost of the corporation's U.S. defined benefit pension plans in 2011 was $44 million lower than in 2010. The decrease was primarily due to an increase in expected return on assets due to an increase in plan assets resulting from improved assets returns as well as a $200 million contribution into the U.S. plans in the fourth quarter of 2010. The benefit costs were also favorably impacted by a reduction in service cost and amortization due to the freezing of the U.S salaried pension plan, which not only reduced the amount of actuarial loss to be amortized but also increased the period of time over which the amount is to being amortized.

The net periodic benefit cost of the corporation's U. S. defined benefit pension plans in 2010 was $34 million higher than in 2009. The increase was primarily due to a $34 million increase in amortization of net actuarial losses due to net actuarial losses in the prior year, which increased the amount subject to amortization; as well as the increase in interest expense due to the year-over-year change in projected benefit obligations.

The net periodic benefit cost of the corporation's international defined benefit pension plans in 2011 was $19 million lower than in 2010 due to a $22 million improvement in the expected return on assets partially offset by an increase in the amortization of actuarial losses resulting from actuarial losses in the prior year due to a decline in the discount rate. The 2010 expense was $6 million higher than the 2009 due to a decline in the expected return on assets.

The amount of prior service cost and net actuarial loss that is expected to be amortized from accumulated other comprehensive income and reported as a component of net periodic benefit cost in continuing operations during 2012 is $1 million and $2 million, respectively, for U.S. plans and $3 million and $9 million, respectively, for international plans.

The funded status of defined benefit pension plans at the respective year-ends was as follows:

	U.S. Plans		International Plans
In millions	2011	2010	2011	2010
Projected benefit obligation
Beginning of year	$1,372	$1,172	$2,963	$2,689
Service cost	7	17	35	37
Interest cost	73	74	161	166
Plan amendments/other	8	–	(24)	–
Benefits paid	(63)	(63)	(151)	(143)
Participant contributions	–	–	2	3
Actuarial (gain) loss	(27)	207	(169)	500
Divestitures	–	–	(8)	–
Settlement/curtailment	–	(35)	(6)	(10)
Foreign exchange	–	–	310	(279)
End of year	$1,370	$1,372	$3,113	$2,963
Fair value of plan assets
Beginning of year	$1,127	$857	$2,760	$2,652
Actual return on plan assets	179	177	241	397
Employer contributions	6	156	118	117
Participant contributions	–	–	2	3
Benefits paid	(63)	(63)	(151)	(143)
Divestitures	–	–	(5)	–
Settlement	–	–	–	(3)
Foreign exchange	–	–	307	(263)
End of year	1,249	1,127	3,272	2,760
Funded status	$(121)	$(245)	$159	$(203)
Amounts recognized on the consolidated balance sheets
Noncurrent asset	$7	$–	$258	$7
Accrued liabilities	(6)	(5)	(3)	(1)
Pension obligation	(122)	(240)	(96)	(209)
Net asset (liability) recognized	$(121)	$(245)	$159	$(203)
Amounts recognized in accumulated other comprehensive income
Unamortized prior service cost	$7	$4	$20	$45
Unamortized actuarial loss, net	215	353	500	679
Total	$222	$357	$520	$724

The underfunded status of the U.S. plans declined from $245 million in 2010 to $121 million in 2011, due to a $122 million increase in plan assets. The increase in plan assets was the result of the strong investment performance during the year.

The funded status of the international plans improved to an overfunded position of $159 million from a $203 million underfunded position in the prior year. The improvement was the result of actuarial gains, a strong investment performance and currency changes as a $512 million increase in plan assets was only partially offset by a $150 million increase in the projected benefit obligation.

The accumulated benefit obligation is the present value of pension benefits (whether vested or unvested) attributed to employee service rendered before the measurement date and based on employee service and compensation prior to that date. The accumulated benefit obligation differs from the projected benefit obligation in that it includes no assumption about future compensation levels. The accumulated benefit obligations of the corporation's pension plans as of the measurement dates in 2011 and 2010 were $1,370 million and $1,372 million, respectively, for the U.S. plans and $3,049 million and $2,875 million, respectively, for the international plans.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were:

In millions	2011	2010
U.S. Plans
Projected benefit obligation	$1,113	$1,372
Accumulated benefit obligation	1,113	1,372
Fair value of plan assets	987	1,127
International Plans
Projected benefit obligation	$294	$1,466
Accumulated benefit obligation	283	1,439
Fair value of plan assets	206	1,268

Plan Assets, Expected Benefit Payments and Funding The fair value of pension plan assets as of July 2, 2011 for the combined U.S. and International plans was determined as follows:

		Quoted
		Prices in
		Active	Significant
		Market for	Other
		Identical	Observable
	Total Fair	Assets	Inputs
In millions	Value	(Level 1)	(Level 2)
Equity securities
Non-U.S. securities – pooled funds	$875	$875	$–
Fixed income securities
Government bonds	804	804	–
Corporate bonds	1,000	1,000	–
U.S. pooled funds	157	157	–
Non-U.S. pooled funds	1,247	665	582
Total fixed income securities	3,208	2,626	582
Real estate	93	93	–
Cash and equivalents	121	121	–
Derivatives	49	61	(12)
Other	175	175	–
Total fair value of assets	$4,521	$3,951	$570

Level 1 assets were valued using market prices based on daily net asset value (NAV) or prices available through a public stock exchange. Level 2 assets were valued primarily using market prices, derived from either an active market quoted price, which may require adjustments to account for the attributes of the asset, or an inactive market transaction. The corporation did not have any level 3 assets, which would include assets for which values are determined by non-observable inputs. See Note 15 – Financial Instruments for additional information as to the fair value hierarchy.

The percentage allocation of pension plan assets based on fair value as of the respective year-end measurement dates is as follows:

	2011	2010
U.S. Plans
Asset category
Equity securities	3%	4%
Debt securities	89	84
Real estate	2	2
Cash and other	6	10
Total	100%	100%
International Plans
Asset category
Equity securities	25%	22%
Debt securities	66	69
Real estate	2	3
Cash and other	7	6
Total	100%	100%

The overall investment objective is to manage the plan assets so that they are sufficient to meet the plan's future obligations while maintaining adequate liquidity to meet current benefit payments and operating expenses. The actual amount for which these obligations will be settled depends on future events and actuarial assumptions. These assumptions include the life expectancy of the plan participants and salary inflation. The resulting estimated future obligations are discounted using an interest rate curve that represents a return that would be required from high quality corporate bonds. The corporation has adopted a liability driven investment (LDI) strategy and it is in various stages of implementation of the strategy in each of its largest pension plans. This strategy consists of investing in a portfolio of assets whose performance is driven by the performance of the associated pension liability. This means that plan assets managed under an LDI strategy may underperform general market returns, but should provide for lower volatility of funded status as its return matches the pension liability movement. Over time, as pension obligations become better funded, the corporation will further de-risk its investments and increase the allocation to fixed income.

For plans outside the U.S., the investment strategy is also subject to local regulations. These specific circumstances result in a level of equity exposure that is typically higher than the U.S. plans. In aggregate, the asset allocation targets of the international plans are broadly categorized as a mix of 25% equity securities, 70% fixed-income securities and 5% of real estate and other investments.

As noted, the asset allocation varies by plan and, on an aggregate fair value basis, it is currently at 72% fixed income securities and 20% equity securities. On a notional value basis, the plan assets include investments in equity market futures which effectively moves the asset allocation to the established targets of 72% fixed income and 22% equity. Fixed income securities can include, but are not limited to, direct bond investments, pooled or indirect bond investments and cash. Other investments can include, but are not limited to, international and domestic equities, real estate, commodities and private equity. Derivative instruments may also be used in concert with either fixed income or equity investments to achieve desired exposure or to hedge certain risks. Derivative instruments can include, but are not limited to, futures, options, swaps or swaptions. The assets are managed by professional investment firms and performance is evaluated against specific benchmarks. The responsibility for the investment strategies typically lies with a committee and the composition of the committee depends on plan jurisdiction.

Pension assets at the 2011 and 2010 measurement dates do not include any direct investment in the corporation's debt or equity securities. Substantially all pension benefit payments are made from assets of the pension plans. Using foreign currency exchange rates as of July 2, 2011 and expected future service, it is anticipated that the future benefit payments for the combined U.S. and international plans will be as follows: $234 million in 2012, $222 million in 2013, $228 million in 2014, $234 million in 2015, $243 million in 2016 and $1,344 million from 2017 to 2021.

As part of a previously announced capital plan, the corporation made a voluntary contribution of $200 million into its U.S. defined benefit pension plans in the fourth quarter of 2010. At the present time, the corporation expects to contribute approximately $200 million of cash to its pension plans in 2012, of which approximately $194 million is expected to be to its international plans.

During 2006, the corporation entered into an agreement with the plan trustee to fully fund certain U.K. pension obligations by the end of calendar 2015. The anticipated 2012 contributions reflect the amounts agreed upon with the trustees of these U.K. plans. Subsequent to 2015, the corporation has agreed to keep the U.K. plans fully funded in accordance with certain local funding standards. The exact amount of cash contributions made to pension plans in any year is dependent upon a number of factors including minimum funding requirements in the jurisdictions in which the company operates, the tax deductibility of amounts funded and arrangements made with the trustees of certain foreign plans.

Defined Contribution Plans The corporation sponsors defined contribution plans, which cover certain salaried and hourly employees. The corporation's cost is determined by the amount of contributions it makes to these plans. The amounts charged to expense for contributions made to these defined contribution plans related to continuing operations totaled $34 million in 2011, $31 million in 2010 and $29 million in 2009.

Multi-employer Plans The corporation participates in multi-employer plans that provide defined benefits to certain employees covered by collective bargaining agreements. Such plans are usually administered by a board of trustees composed of the management of the participating companies and labor representatives. The net pension cost of these plans is equal to the annual contribution determined in accordance with the provisions of negotiated labor contracts. The contributions for plans related to continuing operations were $3 million in 2011, $4 million in 2010 and $5 million in 2009. Assets contributed to such plans are not segregated or otherwise restricted to provide benefits only to the employees of the corporation. The future cost of these plans is dependent on a number of factors including the funded status of the plans and the ability of the other participating companies to meet ongoing funding obligations.

In addition to regular contributions, the corporation could be obligated to pay additional contributions (known as complete or partial withdrawal liabilities) if a multi-employer pension plan (MEPP) has unfunded vested benefits. The corporation recognized a partial withdrawal liability of $22 million in 2010 related to one collective bargaining agreement and recognized a partial withdrawal liability of $31 million in 2009 as a result of the cessation of contributions to a MEPP with respect to one collective bargaining unit. The charges for both years were recognized in the results of discontinued operations in the Consolidated Statements of Income as they both related to the North American fresh bakery business.